Exhibit 3

JOINT FILING AGREEMENT

This Joint Filing Agreement, dated as of April 6, 2026, is by and among Wende L. Kotouc, John F. Kotouc, the John F. Kotouc Special Holding Trust, Thomas O. Kotouc, Jan M. Kotouc, the Thomas O. Kotouc Living Trust dated February 2, 1998, and amendments thereto, Ann L. Duey, the Ann L. Duey Trust under a Declaration of Trust dated June 26, 2020, the John and Wende Kotouc 2009 Trust for the Benefit of Camille Skye Kotouc UTA 9/21/2009, the Camille S. Kotouc 2020 Irrevocable Trust, dated December 16, 2020, the Thomas J. Kotouc 2020 Irrevocable Trust, dated December 16, 2020, Camille S. Kotouc and Thomas J. Kotouc (collectively, the “Filers”).

Each of the Filers may be required to file with the United States Securities and Exchange Commission a statement on Schedule 13D and/or 13G with respect to shares of Common Stock of Associated Banc-Corp beneficially owned by them from time to time.

Pursuant to and in accordance with Rule 13(d)(1)(k) promulgated under the Securities Exchange Act of 1934, as amended, the Filers hereby agree to file a single statement on Schedule 13D and/or 13G (and any amendments thereto) on behalf of each of the Filers, and hereby further agree to file this Joint Filing Agreement as an exhibit to such statement, as required by such rule.

This Joint Filing Agreement may be terminated by any of the Filers upon written notice or such lesser period of notice as the Filers may mutually agree.

Executed and delivered as of the date first above written.

WENDE L. KOTOUC

By:	/s/ Wende L. Kotouc
Wende L. Kotouc

JOHN F. KOTOUC

By:	/s/ John F. Kotouc
John F. Kotouc

JOHN F. KoTOUC SPECIAL HOLDING TRUST

By:	/s/ John F. Kotouc
John F. Kotouc
Trustee

THOMAS O. KOTOUC

By:	/s/ Thomas O. Kotouc
Thomas O. Kotouc

Jan m. kotouc

By:	/s/ Jan M. Kotouc
Jan M. Kotouc

THOMAS O. KOTOUC LIVING TRUST DATED FEBRUARY 2, 1998, AND ANY AMENDMENTS THERETO

By:	/s/ Thomas O. Kotouc
Thomas O. Kotouc
Trustee

By:	/s/ Jan M. Kotouc
Jan M. Kotouc
Trustee

ANN L. DUEY

By:	/s/ Ann L. Duey
Ann L. Duey

ANN L. DUEY TRUST UNDER A DECLARATION OF TRUST DATED JUNE 26, 2020

By:	/s/ Ann L. Duey
Ann L. Duey
Trustee

JOHN AND WENDE KOTOUC 2009 TRUST FOR THE BENEFIT OF CAMILLE SKYE KOTOUC UTA 9/21/2009

By:	/s/ Wende L. Kotouc
Wende L. Kotouc
Trustee

JOHN AND WENDE KOTOUC 2009 TRUST FOR THE BENEFIT OF THOMAS JACKSON KOTOUC UTA 9/21/2009

By:	/s/ Wende L. Kotouc
Wende L. Kotouc
Trustee

CAMILLE S. KOTOUC 2020 IRREVOCABLE TRUST, DATED DECEMBER 16, 2020

By:	/s/ Wende L. Kotouc
Wende L. Kotouc
Trustee

THOMAS J. KOTOUC 2020 IRREVOCABLE TRUST, DATED DECEMBER 16, 2020

By:	/s/ Wende L. Kotouc
Wende L. Kotouc
Trustee

CAMILLE S. KOTOUC 2020 IRREVOCABLE TRUST, DATED DECEMBER 16, 2020

By:	/s/ Wende L. Kotouc
Wende L. Kotouc
Trustee

THOMAS J. KOTOUC 2020 IRREVOCABLE TRUST, DATED DECEMBER 16, 2020

By:	/s/ Wende L. Kotouc
Wende L. Kotouc
Trustee

CAMILLE S. KOTOUC

By:	/s/ Camille S. Kotouc
Camille S. Kotouc

THOMAS J. KOTOUC

By:	/s/ Thomas J. Kotouc
Thomas J. Kotouc